UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 1, 2011 (July 28, 2011)

HUGHES Telematics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33860	26-0443717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Summit Boulevard, Suite 1800 Atlanta, Georgia	30319
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (404) 573-5800

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On July 28, 2011, State Farm (“State Farm”) issued a press release announcing that it was launching service utilizing Hughes Telematics, Inc.’s (the “Company”) In-Drive product and services.  A copy of the press release is included as Exhibit 99.1 and incorporated by reference in response to this Item 7.01 and is deemed to be furnished and not filed pursuant to this Item 7.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release announcing that State Farm is launching service utilizing the Company’s In-Drive product and services.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUGHES TELEMATICS, INC.
Date: August 1, 2011
	By:	/s/ Robert C. Lewis
Robert C. Lewis
General Counsel and Secretary

Exhibits Index

Exhibit No.	Description
99.1	Press release announcing that State Farm is launching service utilizing the Company’s In-Drive product and services.